         AGREEMENT made this 10th day of December, 1999, retroactive to and effective as of the 10th day of November, 1999, by and between EON LABS MANUFACTURING, INC., whose principal office is located at 227-15 North Conduit Avenue, Laurelton, New York 11413, hereinafter designated as the ("EMPLOYER"); and DRUG, CHEMICAL, COSMETIC, PLASTICS AND AFFILIATED INDUSTRIES WAREHOUSE EMPLOYEES LOCAL 815, AFFILIATED WITH THE INTERNATIONAL BROTHERHOOD OF TEAMSTERS, CHAUFFEURS, WAREHOUSEMEN AND HELPERS OF AMERICA; whose office is located at 467 Sylvan Avenue, Englewood Cliffs, New Jersey 07632; hereinafter designated as the "UNION".

         IN CONSIDERATION of the premises and of the mutual and reciprocal promises herein made and obligations herein assumed, as more fully hereinafter set forth, the parties agree as follows:

         FIRST:      The Employer recognizes the Union as the sole and
exclusive collective bargaining agent for all employees, excluding executives, non-producing supervisors, office and clerical employees, salesmen, graduate chemists, and the employee listed on Schedule "A", which schedule is attached hereto and made a part hereof. Whenever the word "employees" is used in this Agreement, it shall refer to all such employees in the bargaining unit as defined above.

                        All employees shall, as a condition of continued employment, become and remain members of the Union in good standing after they have completed thirty days of employment or thirty days after execution of this Agreement, whichever is later; provided, however, that no employee shall be removed from his employ under this Paragraph so long as he continues to tender uniform dues and initiation fees to the Union after such thirty-day period. Any employee who fails to maintain his membership to the extent of not paying uniform dues and initiation fees after such thirty-day period, shall be discharged by the Employer within forty-eight hours after receipt of notice from the Union that such employee has not paid uniform dues and initiation fees.

                        There shall be a trial period of thirty days for all new employees commencing with the first day of employment, and during such trial period the Employer may discharge such employee, and such discharge shall be final and shall not be subject to arbitration as provided herein. For skilled employees only, upon request by the Employer and with the approval of the Union, such period may be extended for an additional period not to exceed sixty (60) days. The Union shall not unreasonably withhold its consent to such a request.

         SECOND:        The Employer may discharge any employee at any time
for just cause. In the event the employee is proven to have committed an act amounting to dishonesty or criminal negligence or violates any section of the Food, Drug and Cosmetic Act, or other similar Federal, State or Local Health Laws, the Employer may summarily discharge such employee.

         THIRD:         (A) Seniority shall consist of length of continuous
service with the Employer from the date of employment as an employee within the bargaining unit on a plant-wide basis, for the purpose of computing benefits of employment accruing to employees under this Agreement. Plant-wide seniority will be observed in layoffs, reduction of working forces and recall, providing and depending upon the skill and ability of an employee to perform the necessary and required duties of work to be performed.

                        (B) Seniority shall cease and be ended:

         1. If the employee shall voluntarily leave the service of the Employer;

         2. If the employee is discharged from employment for just cause;

         3. If the employee, after being laid off, shall fail to report to the Employer's employment office within three working days after receipt of a notice in writing by the Employer, which notice shall be sent by registered mail to the employee's last post office address;

         4. If the employee has been laid off for a continuous period of one year or more;

         5. If the employee is granted a leave of absence by the Company and does not report back to work on the designated day.

                        (C) The Employer may reduce the number of employees employed in the plant, or the number of employees in any particular operation, whenever it may deem it necessary in accordance with Paragraph Third as stated herein.

         FOURTH:        The Employer shall deduct uniform membership dues and
initiation fees from the employees' salaries, and make such deductions from the first full week's payroll in each month and transmit all such funds deducted no later than the fifteenth day of each month. All funds deducted from the employees' salaries for the payment of such dues and initiation fees shall be held in trust by the Employer and shall be considered at all times the property of the Union, provided, however, that prior to making such deductions the Employer has received from each employee on whose account such deductions are made a written assignment, which shall not be irrevocable for a period of more than one year or beyond the termination date of this Agreement, whichever occurs sooner, and which may contain a clause that such assignment shall be automatically renewed for additional periods of one year, unless the employee shall terminate such assignment in writing within thirty days prior to any expiration date thereof.

         FTFTH:         It is hereby agreed by and between the respective
parties that, commencing with the week ending November 12, 1999 (being a continuation of contributions previously made), the Employer shall pay to the Allied Welfare Fund the sum of Sixty-Nine ($69.00) Dollars, and commencing with the week ending November 17, 2000 the sum of Seventy-one ($71.00) Dollars, and commencing with the week ending November 16, 2001 the sum of Seventy-three ($73.00) dollars each and every week for each employee who is employed within the bargaining unit, commencing with the first day of employment of such employee, regardless of whether such employee is a member of the Union and regardless of the number of hours worked during the week. The Employer shall submit to the Fund a list of the employees for whom such payments are made. Vacations, holidays and sick leave with pay shall be deemed time worked. The Employer's payroll records, social security records or other pertinent data shall be open for inspection and audit by the Fund upon demand. Such payments shall be made directly to the Allied Welfare Fund and shall be held subject to the provisions of a trust indenture effective January 26, 1954 and any amendments, changes or additions thereto. The Fund shall be managed and administered by a board of trustees equally representative of the employers and the Union. In the event the Employer and the Union trustees deadlock on the administration of the Fund, they shall agree on an impartial umpire to decide such dispute; or in the event of their failure to agree within a reasonable length of time, an impartial umpire shall, on petition of either trustee, be appointed by the District Court of the United States for the district where the Fund has its principal office. The trustees shall make provisions for an annual audit of the Fund. A statement of the results shall be available for inspection by interested persons at the principal office of the Fund and at such other places as may be designated by the trustees.

                        Such contributions shall be used for the purpose of providing insurance, welfare, major medical insurance and similar benefits for employees employed by the Employer, employees employed by all other employers similarly situated, their families, and the payment of reasonable administrative expenses of the Fund; and shall, in addition, be used and disbursed by the trustees pursuant to the terms, conditions and provisions of the trust indenture or any amendments, changes or additions thereto; and the rules, regulations and resolutions adopted thereunder. Neither the Union, nor any member of the Union individually or collectively; nor any International Union, nor any body with which the Union nay be affiliated; nor any participating employer individually or collectively; nor any combination thereof; nor any association, corporation, group, entity, person or trust; nor any successor or assign thereof, either directly or indirectly, shall have any right, title, interest or claim in or to the Fund or any part thereof; nor to any accounting, supervision or control thereof, of whatsoever kind or nature. All monies, contributions, property, assets of the Fund and those hereafter acquired; and the ownership control and the administration of the Fund shall irrevocably, inseparably and forever remain vested exclusively in the trustees of the Fund. No employee of any participating employer; nor any employee of the Union; nor any person claiming by, through or under such employee, either directly or indirectly, shall have any right, title, interest or claim in or to the Fund or to any part thereof; nor to any accounting, supervision or control thereof of whatsoever kind or nature; nor any claim against the Union, participating employers, or the trustees, or to the contributions of his or her employer to the Fund or any assets or monies held by the

Fund except such benefits as are provided for by the plan and/or by the rules and regulations from time to time established and promulgated by the trustees in accordance with the powers granted by the trust indenture, as the same may be amended or modified from time to time. The discretion of the trustees as to the administration, use and disbursement of the Fund shall be final and conclusive.

                        All payments shall be due and payable on the first day of each month, for the preceding month. If the Employer fails to make a payment or payments required hereunder, on or before the tenth day of the succeeding month, then the Trustees may require, and the Employer agrees to pay, interest on any unpaid balance at the applicable rate as permitted by law. In addition, the Employer specifically agrees that it shall be liable for all auditing expenses, collection costs and legal fees incurred by the Union or by the Trustees of the Fund for the collection of such payments.

                        From and out of the contributions made to the Allied Welfare Fund as specified above, Eight Dollars per employee per week shall be unconditionally and irrevocably allocated and paid to the Union Mutual Medical Fund subject to the provisions of a trust indenture effective September 6, 1978 and any amendments, changes or additions thereto, for the benefit of retired employees of the Employer and retired employees of all other employers similarly situated and their families who are receiving pension benefits from the Union Mutual Fund, and those employees of the Employer and of all other employers similarly situated whose pension benefits from the Union Mutual Fund have been vested and who, in either case, are and remain members in good standing of the Union Mutual Benefit Association. All sums contributed to the Union Mutual Medical Fund and the affairs of said Fund shall be managed and administered by a Board of Trustees equally representative of the employers and the participants. All of the foregoing conditions and provisions applicable to the Allied Welfare Fund shall be equally applicable to the Union Mutual Medical Fund.

         SIXTH:         It is hereby agreed by and between the respective
parties that, commencing with the effective date of this Agreement (being a continuation of contributions previously made), the Employer shall pay to the Union Mutual Fund the sun of Twenty-Four Dollars each and every week for each employee who is employed within the bargaining unit commencing with the first day of employment of such employee, regardless of whether such employee is a member of the Union and regardless of the number of hours worked during the week; and the Employer shall submit to the Fund a list of the employees for whom such payments are made. Vacations, holidays and sick leave with pay shall be deemed time worked. The Employer's payroll records, social security records and other pertinent data shall be open for inspection and audit by the Fund upon demand. Such payments shall be made directly to the Union Mutual Fund and held subject to the provisions of a trust indenture effective November 1, 1955 and any amendments, changes, or additions thereto. The Fund shall be managed and administered by a board of trustees equally representative of the employers and the Union. In the event the Employer and the Union trustees deadlock on the administration of the Fund, the two shall agree on an impartial umpire to decide such dispute; or in the event of their failure to agree within a reasonable length of time, an impartial umpire shall, on petition of either trustee, be appointed by the District Court of the United States for the district where the Fund has its principal office. The trustees shall make provisions for an annual audit of the Fund, a statement of the result of which shall be available for inspection by interested persons at the principal office of the Fund and at such other places as may be designated by the trustees.

                        The Fund shall be used for the purpose of providing pensions and/or annuities and similar benefits for employees employed by the Employer, employees employed by all other employers similarly situated, the payment of reasonable administrative expenses of the Fund and shall, in addition, be used and disbursed by the trustees pursuant to the terms, conditions and provisions of the trust indenture, or any amendments, changes or additions thereto; and the rules, regulations and resolutions adopted thereunder. Neither the Union, nor any member of the Union individually or collectively; nor any International Union; nor any body with which the Union may be affiliated; nor any participating employer individually or collectively; nor any combination thereof; nor any association, corporation, group, entity, person or trust; nor any successor or assign thereof either directly or indirectly, shall have any right, title, interest or claim in or to the Fund, or any part thereof; nor to any accounting, supervision or control thereof of whatsoever kind or nature. It is understood and agreed that the Employer and all other employers similarly situated may have a continuing financial obligation pursuant to the provisions of the Employee Retirement Income Security Act of 1974, in the event of termination or partial termination of the Fund. All monies, contributions, property, assets of the Fund and those hereafter acquired; and the ownership, control and the administration of the Fund shall irrevocably, inseparably and forever remain vested exclusively in the trustees of the Fund. No employee of any participating employer; nor any employee of the Union; nor any person claiming by, through or under such employee, either directly or indirectly, shall have any right, title, interest or claim in or to the Fund or any part thereof; nor to any accounting, supervision or control thereof of whatsoever kind or nature; nor any claim against the Union, participating employers or the trustees; nor to the contributions of his or her employer to the Fund; nor to any assets or monies held by the Fund except such benefits as are provided by the plan and/or by the rules and regulations from time to time established and promulgated by the trustees in accordance with the powers granted by the trust indenture, as the same may be amended or modified from time to time. The discretion of the trustees as to the administration, use and disbursement of the Trust Fund shall be final and conclusive.

                        All payments shall be due and payable on the first day of each month, for the preceding month. If the Employer fails to make a payment or payments required hereunder, on or before the tenth day of the succeeding month, then the Trustees may require, and the Employer agrees to pay, interest on any unpaid balance at the applicable rate as permitted by law. In addition, the Employer specifically agrees that it shall be liable for all auditing expenses, collection costs and legal fees incurred by the Union or by the Trustees of the Fund for the collection of such payments.

         SEVENTH:       (A) For full time employees, forty hours shall
constitute the normal work week, Monday through Friday inclusive, eight hours per day. The number of hours to be worked shall be designated by the Employer and may be varied from time to time as the Employer may find it necessary.

                        (B) Hours worked in excess of forty hours in any workweek or eight hours in any one day shall be paid for at one and one-half times the regular straight-time rate of pay; it being specifically understood that there shall be no duplicate of pay for overtime work. Excused absences shall be deemed time worked insofar as the provisions of this Paragraph are concerned.

                        (C) All hours worked on Sunday shall be paid for at the rate of double time.

                        (D) Each employee shall be allowed three minutes at the start of his or her work shift for clocking-in, and said three minutes will not be deducted from the employee's pay.

                        (E) Each employee arriving more than three minutes late at the start of his or her work shift, shall clock-in at the next quarter hour immediately after their arrival.

                        (F) Each employee shall receive a five minute wash-up period each day, at the conclusion of his or her work shift.

         EIGHTH:        SHIFT DIFFERENTIAL

                        (A) Shift designations will be based on an employee's regularly scheduled start time, as follows:

                                        Regularly Scheduled
          Shift                             Start  Time
          -----                             -----------

          First                         6:00 a.m.  - 10:00 a.m.
          Swing                         10:01 a.m. -  2:00 p.m.
          Second                        2:01 p.m.  -  6:00 p.m.
          Third                         6:01 p.m.  -  5:59 a.m.

                        (B) Shift differential will be paid for time actually worked and paid time off (including holidays, vacations and sick days as follows:

Shift                                         Differential
-----                                         -----------

First                                            -----
Swing                                              5%
Second                                            10%
Third                                             15%

                        (C) Work performed at the end of an employee's regularly scheduled work shift will be deemed a continuation of the employee's shift and overtime shall be paid based on the employee's base rate of pay (including shift differential, if applicable) and will not be considered a new (later) shift. By way of example, an employee regularly scheduled to work 8:00 a.m. to 4:30 p.m. is first shift. If such employee continues and works from 4:30 p.m. until 6:30 p.m., such additional two hours will be paid at the rate of one and one-half times the first shift, and not the second shift, rate.

                        (D) Work performed prior to an employee's regularly scheduled work shift will be paid at the rate applicable to the employee's regularly scheduled work shift. By way of example, an employee regularly scheduled to work 3:00 p.m. to 11:30 p.m. is second shift. If such employee reports early and works from 1:00 p.m. to 11:30 p.m., such additional two hours (1:00 p.m. to 3:00 p.m.) will be paid at the rate of one and one-half times the second shift rate.

         NINTH:         SHIFT ASSIGNMENTS AND STARTING TIMES

                        (A) The Company has the absolute right to determine the number of employees and the work to be performed on any shift.

                        (B) (1) In the event the Company seeks to fill positions on a particular shift, it will first seek volunteers from among those employees qualified to perform the work. Selections from an excess of qualified volunteers will be on the basis of greatest seniority. In the event of insufficient qualified volunteers, qualified employees will be re-assigned involuntarily on the basis of least seniority. No employee will be so involuntarily reassigned on less than five (5) working days' notice.

                        (B) (2) The provisions of Sub-Section B(1) notwithstanding, the Company may involuntarily reassign qualified employees between shifts, out of seniority order, each for periods of up to two (2) months when, in the Company's good faith business judgment, such action is necessary to allow the shifts in question to operate efficiently. No employee will be so involuntarily reassigned on less than five (5) working days' notice.

                        (C) Within each shift, the Company may set and assign staggered or common scheduled starting times, the number of employees to be scheduled to start at any particular time, and each individual employee's starting time, regardless of seniority, provided, however, that the Company seeks first to fill particular start times with volunteers from among qualified employees before it assigns or re-assigns an employee a start time involuntarily. No employee will be so involuntarily reassigned on less than five (5) working days' notice.

         TENTH:         (A) The Employer shall have the right to hire and
utilize part-time employees to be assigned to the Employer's second or third shifts, as elsewhere defined. For purposes of this provision, "part-time" shall mean an employee generally assigned, on average, to one or more work days per week generally consisting, on average, of six (6) hours or fewer.

                        (B) Part-time employees shall accrue seniority on the same basis as, but be maintained on a separate seniority list from regular employees. The trial period shall be measured in terms of workdays for part-time employees. The Employer shall contribute to the Welfare, Pension and Vacation funds on behalf of part-time employees as for regular employees. Part-time employees shall earn vacation pay and receive holiday pay and other benefits on a pro rata basis based on their regularly assigned hours. Part-time employees shall receive premium, as opposed to straight time pay for overtime in excess of 8 hours per day.

                        (C) Part time employees shall be laid off in reverse order of their part-time seniority. However, no full-time employee may be laid off if any part-time employee is then employed in the same department as then constituted by the Company. A full-time employee whose position is eliminated in a layoff may bump into a part-time position, providing and depending upon the skill and ability of the full-time employee to perform the necessary and required duties of work to be performed, and shall, for bumping purposes, be deemed to have greater part-time seniority than any part-time employee. A laid off full-time employee who bumps into a part-time position does not as a result forfeit his or her recall rights with respect to full-time employment pursuant to Article Third.

         ELEVENTH:      (A) Each full-time employee covered by this
Agreement shall receive eight hours of straight-time pay at his or her regular hourly rate of pay (including shift differential, where applicable), for the following holidays:


                                 2000
                                 -----
New Year's Day                   Monday                           January 3

Martin Luther King               Monday                           January 17

Presidents' Day                  Monday                           February 21

Good Friday                      Friday                           April 21

Memorial Day
(Observed)                       Monday                           May 29

Floating Holiday
in lieu of Birthday              Monday                           July 3

July 4th                         Tuesday                          July 4

Labor Day                        Monday                           September 4

Columbus Day
(Observed)                       Monday                           October 9

Thanksgiving                     Thursday                         November 23
                                 Friday                           November 24

Christmas                        Monday                           December 25
                                 Tuesday                          December 26


                                     -20-

                                 2001
                                 ----
New Year's Day                   Monday                           January 1

Martin Luther King               Monday                           January 15

Presidents' Day                  Monday                           February 19

Good Friday                      Friday                           April 13

Memorial Day
(Observed)                       Monday                           May 28

July 4th                         Wednesday                        July 4

Labor Day                        Monday                           September 3

Columbus Day
(Observed)                       Monday                           October 8

Thanksgiving                     Thursday                         November 22
                                 Friday                           November 23

Christmas                        Monday                           December 24
                                 Tuesday                          December 25
Floating Holiday
in lieu of Birthday              Monday                           December 31

                                 2002
                                 -----
New Year's Day                   Tuesday                          January 1

Martin Luther King               Monday                           January 21

Presidents' Day                  Monday                           February 18

Good Friday                      Friday                           March 29

Memorial Day
(observed)                       Monday                           May 27

July 4th                         Thursday                         July 4

Floating holiday
in lieu of Birthday              Friday                           July 5

Labor Day                        Monday                           September 2

Columbus Day
(observed)                       Monday                           October 14

Thanksgiving                     Thursday                         November 28
                                 Friday                           November 29

Christmas                        Tuesday                          December 24
                                 Wednesday                        December 25

provided, however, that the employee is not absent from work his or her regular working day preceding or his or her regular working day following the said holiday. It is to be understood that Friday is the regular working day preceding Monday and Monday is the regular working day following Friday.

                        (B) The Employer may keep its plant closed on any Monday if any one of the above-listed holidays falls on a Tuesday, or may keep its plant closed on any Friday if any one of the above listed holidays falls on a Thursday. Such action shall not deprive an employee of absolute pay for holidays listed herein.

         TWELFTH:       (A) It is hereby agreed by and between the respective
parties that effective as of November 10, 1999, (being a continuation of contributions previously made) the Employer shall contribute to the Vacation Fringe Benefit Fund the sum of Nine and Four-Tenths Per Cent (9.4%) and commencing with the week ending December 3, 1999, the sum of Ten and Four-Tenths Per Cent (10.4%) of the Employer's total, gross, straight-time payroll expense for each employee covered by the Agreement regardless of whether or not any such employee is a member of the Union and regardless of the number of hours worked during the week. Such payments shall be made weekly for the last preceding payroll week. A list containing the names and straight-time, weekly earnings of each employee in the bargaining unit shall accompany each such payment. The Employer's payroll records, social security records and other pertinent data shall be open for inspection and audit by the Fund upon demand. Such payments shall be made directly to the Vacation Fringe Benefit Fund and shall be held subject to the provisions of a trust indenture dated February 17, 1971 and any amendments, changes or additions thereto.

                        The Fund shall be managed and administered by a board of trustees equally representative of the employers and the Union. In the event the Employer and the Union trustees deadlock on the administration of the Fund, they shall agree on an impartial umpire to decide such dispute; or in the event of their failure to agree within a reasonable length of time, an impartial umpire shall, on petition of either trustee, be appointed by the District Court of the United States for the district where the Fund has its principal office. The trustees shall make provisions for an annual audit of the Fund. A statement of the results shall be available for inspection by interested persons at the principal office of the Fund and at such other places as may be designated by the trustees.

                        The Fund shall be used for the purpose of providing annual and supplementary vacation benefits, jury duty reimbursement and for such approved similar and related purposes and benefits, and for the payment of the reasonable administrative expenses of the Fund, as the trustees may determine. By executing this Agreement, the Employer hereby authorizes the Trustees of the Vacation Fringe Benefit Fund, on its behalf, as its express agent, and in its name and stead, to remit to the appropriate Federal taxing authorities, the Employer's share of any FICA taxes owed by the Employer as a result of vacation and/or fringe benefit payments made by the

Fund to employees of the Employer, together with the employee's share of any such taxes, and, where applicable to remit to the appropriate State taxing authorities the disability taxes owed as a result of such payments. Similarly, by executing this Agreement, the Employer hereby authorizes the Trustees of the Fund on its behalf, as its express agent and in its name and stead, to issue to the appropriate governmental agencies and to its employees receiving vacation and/or fringe benefit payments through the Fund, Federal, State and City earnings statements showing gross wages, FICA tax withheld, FICA wages, State income tax withheld and local tax withheld as a result of such vacation and/or fringe benefit payments by the Fund. The Trustees of the Fund shall have no obligation to report wages earned by the Employer's employees, except such wages as are transmitted to the Employer's employees by the Fund.

                        All monies paid to the Fund shall be used and disbursed by the trustees pursuant to the terms, conditions and provisions of the trust indenture or any amendments, changes or additions thereto; and the rules, regulations and resolutions adopted thereunder. Neither the Union, nor any member of the Union individually or collectively; nor any International Union; nor any body with which the Union may be affiliated; nor any participating Employer individually or collectively, nor any combination thereof; nor any association, corporation, group, entity, person or trust; nor any successor or assign thereof either directly or indirectly, shall have any right, title, interest or claim in or to the Fund or any part thereof, nor to any accounting, supervision or control thereof, of whatsoever kind or nature.

                        All monies, contributions, property, assets of the Fund and those hereafter acquired and the ownership, control and the administration of the Fund shall irrevocably, inseparably and forever remain vested exclusively in the trustees of the Fund. No employee of any participating employer; nor any employee of the Union; nor any person claiming by, through or under such employee, either directly or indirectly, shall have any right, title, interest or claim in or to the Fund or to any part thereof; nor to any accounting, supervision or control thereof, of whatsoever kind or nature; nor any claim against the Union, participating employers or the trustees, or to the contributions of his or her Employer to the Fund or any assets or monies held by the Fund except such benefits as are provided for by the Fund and/or by the rules and regulations from time to time established and promulgated by the trustees in accordance with the powers granted by the trust indenture as the same may be amended or modified from time to time. The discretion of the trustees as to the administration, use and disbursement of the Fund shall be final and conclusive.

                        All payments shall be due and payable on the first day of each week, for the preceding week. The foregoing notwithstanding, however, if the Employer fails to make all payments required hereunder, on or before the tenth day of the month for the preceding month, then the Trustees may require, and the Employer agrees to pay, interest on any unpaid balance at the applicable rate as permitted by law. In addition, the Employer specifically agrees that it shall be liable for all auditing expenses, collection costs and legal fees incurred by the Union or by the Trustees of the Fund for the collection of such payments.

                        Conditioned upon the Employer's timely payment in full to the Fund of all of its obligations as specified herein, no further liability whatsoever shall attach hereunder to the Employer; and no claim can, shall or may be made by any employee against the Employer based upon the terns hereof for any reason whatsoever.

                        (B) For employees employed prior to November 10, 1987, the amount of vacation shall be determined as of July 1st of each year in accordance with the following schedule:

Less than six months of employment                       None

Six months but less than one year of employment          One week (40 hours)

One year but less than five years of employment          Three weeks (120 hours)

Five years but less than twenty years of employment      Four weeks (160 hours)

Twenty or more years of employment                       Five weeks (200 hours)


                        For employees employed on and after November 10, 1987, vacations shall be determined as of July 1st of each year in accordance with the following schedule:

Less than six months of employment                       None

Six months but less than one year of employment          One week (40 hours)

One year but less than five years of employment          Two weeks (80 hours)

Five years but less than eight years of employment       Three weeks (120 hours)

Eight years but less than twenty years of employment     Four weeks (160 hours)

Twenty or more years of employment                       Five weeks (200 hours)

                        In determining eligibility for vacation leaves, all computations shall be based upon each employee's total length of employment with the Employer. No deductions shall be made from an employee's accumulated service except for periods of nonemployment by the Employer. Such deductions shall be made in accordance with the provisions of the trust indenture, and/or resolutions adopted by the trustees.

                        Full power and authority will be lodged in the trustees of the Vacation Fringe Benefit Fund to determine the extent of service credits to be allocated to each employee as well as the rules and regulations pursuant to which employees will be paid for any earned vacation pay.

                        In accordance with the rules and regulations of the Fund and at such intervals as they determine appropriate, the trustees of the Fund shall transmit to each employee on whose behalf contributions have been made to such Fund, an amount equal to the sum of such employee's vacation leave entitlement multiplied by such employee's regular straight-time, hourly rate of pay as of the date of such employee's vacation leave. This sum will be diminished by the amount of any vacation payments made by the Fund to such employee during the preceding vacation year (i.e. the period from July 1 of the preceding year through June 30 of the current year).

                        Part-time employees shall receive vacation leave and vacation pay on a pro rata basis.

                        Vacations shall be taken during the months of July through September of each and every year. Vacation schedules shall be designed by the Employer at least thirty days prior to July 1. Vacations shall be taken during the designated time only, except where permission is given in writing by the Company to be taken at some other time. The Employer shall have the right to designate a two or three week period during which the plant shall close in order that all employees may take a common vacation.

                        Vacation time in excess of two weeks need not be consecutive, unless permission is so granted by the Employer. The Company agrees to schedule the excess of vacation time before the anniversary date of the contract, giving due consideration to production schedules and employees' wishes. The Employer shall have the right to direct the Vacation Fringe Benefit Fund to, and the Fund shall, upon such direction, pay for the third, fourth and fifth week's vacation, in lieu of vacation time off, providing it is agreeable to the employee.

                        Employees whose employment terminates prior to July 1 of any year, other than by virtue of a discharge for just cause, shall receive vacation pay on a pro-rata basis dating from the prior vacation cutoff.

         THIRTEENTH:    Each full-time employee shall receive two ten minute
paid rest periods during each work shift, approximately at the mid-point of the first half of each shift and approximately at the mid-point of the second half of each shift at times to be designated by the Employer.

                        Part-time employees who work in excess of four hours on any shift shall receive one ten minute paid rest period during each such shift.

         FOURTEENTH:    (A) The Union recognizes that management of the
business of the Employer rests solely and exclusively with the Employer; and the Employer shall have the exclusive control and supervision of its operations; and the Union agrees not to interfere with any of the Employer's rights and prerogatives.

                        (B) The Union recognizes that it is to the interest of both the Union and the Employer that the Employer shall receive the Union's full cooperation in maintaining operating efficiency and agrees to cooperate with the Employer to obtain the greatest amount of production in the Employer's operations consistent with sound working conditions and other provisions of this Agreement.

                        (C) The Employer shall be the sole judge of the ability of any employee to perform the work covered by the contract or the agreed wage rate or wage scale, and reclassification in accordance therewith shall be in the sole discretion of the Employer in the first instance, subject, however, to the grievance procedure where an employee claims he has the ability to perform the work.

                        (D) The Employer shall in all instances be the sole and exclusive judge of the fitness and competency of any new employee during their trial period for the work to be performed, and the Employer shall have the sole discretion in the selection and choice of new employees.

                        (E) The Employer and the Union agree to cooperate in continuing to maintain policies and practices which prevent discrimination against any employee or applicant for employment because of race, color, religion, sex, age or national origin, or any other basis prohibited by applicable law, and further to affirmatively cooperate in the implementation of Presidential Executive Order #11246, its regulations, and other lawful requirements intended to prevent any such discrimination.

         FIFTEENTH:     After reporting his presence at the office, any
authorized representative of the Union shall be permitted to enter the Employer's place of business at any time for the adjustment of disputes, grievances or any other matters that may require a representative's presence.

         SIXTEENTH:     Should any dispute arise concerning the application,
interpretation, effect, purpose or breach of any term or condition of this Agreement, or in the event that there shall exist any claim, demand, dispute, or controversy between the parties hereto, including but not limited to a demand or dispute arising out of a proposed addition, deletion or modification of this Agreement, the parties hereto shall first attempt to settle and adjust such dispute, claim, demand or controversy by negotiation. In the event that said dispute shall not be completely settled and adjusted, the parties agree to submit the question, including any damages that have been suffered, to arbitration in the following manner:

                        The Employer shall designate one arbitrator and the Union shall designate one arbitrator who shall attempt to settle the issues involved and if they do not agree then the two arbitrators shall designate a third arbitrator who shall act as Chairman. Should the arbitrators designated by the Employer and the Union fail to agree upon a Chairman as herein described, then the Executive Secretary of the American Arbitration Association shall designate a Chairman. The Arbitration Board shall conduct such hearings in such manner as shall be designated by the Chairman of the Board. A two-thirds decision shall be final and binding upon the parties hereto and may be entered as a final decree or judgment in the Supreme Court of the State of New York.

                        In the event that either of the parties hereto shall fail to designate an arbitrator after notice of the demand for arbitration has been sent by registered mail within three days as hereinabove provided, then the Executive Secretary of the American Arbitration Association shall, upon request of either party hereto, designate an arbitrator who shall conduct such hearing in such manner as he shall consider proper. In the event of the failure of either party to be present at the time and place designated for the arbitration, then the arbitrator shall have the right to listen to the party appearing at the time and place for arbitration and shall have the power to render a decision based on the testimony before him. The decision of the arbitrator shall be final and binding upon both parties hereto and may be entered as a final decree or judgment in the Supreme Court of the State of New York. The cost of arbitration shall be borne equally by the Employer and the Union. Nothing contained herein shall act as a bar to an arbitration proceeding at any time.

         SEVENTEENTH:   All good conditions, customs and privileges enjoyed by
the employees prior to the execution of this Agreement, except as limited, changed or abolished by the terms of this Agreement, shall continue in full force and effect without interruption or suspension as though they were actually enumerated herein.

         EIGHTEENTH:    (A) Since it is the intent of the parties of this
Agreement that the procedures herein provided shall serve as a means for peaceful settlement of all differences, disputes, complaints and grievances that may arise between them, it is agreed that the Union shall not authorize nor encourage nor participate in any strike or workstoppage or slowdown, and the Employer agrees that there shall be no lockouts.

                        (B) In the event of any unauthorized strike or stoppage during the life of this Agreement, there shall be no liability on the part of the Union or any of its officers, agents or members not participating in the strike or stoppage. The Union agrees and undertakes to discipline any of its members who engage in any unauthorized strike or stoppage, and agrees that the Employer may discharge any employee who participates in such unauthorized strike or stoppage.

         NINETEENTH:    At the expiration of the third annual period and every
year thereafter, the Union shall have the right to renegotiate wages and other benefits for all the employees then employed. Should the parties fail to agree, then the matter shall be submitted to arbitration as provided herein.

         TWENTIETH:     Except as specified in Paragraph Twenty-Fourth, the
payment by the Employer of Christmas or other bonuses is entirely voluntary and solely in the discretion of the Employer, any such payment is not deemed part of the pay structure, and any such payment is not deemed a precedent.

         TWENTY-FIRST: In the event the Employer decides to conduct its inventory on a regularly scheduled work day, no employee shall lose any pay as a result of the taking of such inventory.

         TWENTY-SECOND: Where work shoes or other special footwear are required, such footwear shall be supplied by the employee, who shall be reimbursed an amount up to the average retail sale price for a standard pair of such footwear. In the event such footwear wears out or is damaged, such shall be replaced by the employee who shall be reimbursed by the Employer in accordance with the formula referred to above, provided that the wear or damage has been shown to the Company prior to replacement, and provided further that such damage is not due to the employee's negligence.

         TWENTY-THIRD: The Shop Steward, the Union and each initially affected employee will be notified five days in advance of any layoff due to lack of work, except in the case of emergency which is beyond the control of the Employer.

         TWENTY-FOURTH: (A) Effective as of and retroactive to November 10, 1999, each employee on the Employer's payroll as of such date shall receive a general wage increase of Twenty-Six (26.00) Dollars per week ($.65 per hour).

                        (B) on or before December 27, 1999, each employee who is on the payroll as of November 10, 1999, shall receive a bonus of $300.

                        (C) Effective November 10, 2000, each employee on the Employer's payroll as of such date shall receive a general wage increase of Twenty-Two ($22.00) Dollars per week ($.55 per hour).

                        (D) Effective November 10, 2001, each employee on the Employer's payroll as of such date shall receive a general wage increase of Twenty-Two ($22.00) Dollars per week (.55 per hour).

                        (E) On or before December 15, 2000 and again on or before December 15, 2001, each employee on the Employer's payroll as of November 10, 2000 and November 10, 2001, respectively shall receive a bonus in accordance with the bonus schedule set forth below:

                                 BONUS SCHEDULE

Less than six months of employment                             $50.00

Six months but less than one year of employment               $100.00

One year or more of employment                                $150.00

          FICA payments on these bonuses shall be the Employer's responsibility.

                        (F) Effective November 10, 1999, the following starting and progression rates of pay shall prevail:

                                     After         After
        Start                       30 Days       6 Months
        -----                       -------       --------

        $250.00                     $260.00       $270.00

                        (G) Employees hired at the thirty day rate or higher shall receive a wage increase of Four Dollars ($4.00) per week ($.10 per hour) after thirty days of employment and all general wage increases thereafter.

                        The minimum starting rate shall be at least one dollar ($1.00) per hour ($40.00 per week) in excess of the Federal or New York State minimum wage (whichever shall be higher). The thirty day shall always be Ten Dollars ($10.00) per week in excess of the starting rate. The six month rate shall always be Twenty Dollars ($20.00) per week in excess of the starting rate.

                        (H) Employees on the payroll as of the date of any general wage increases shall receive either the general wage increase or their appropriate progression rate, whichever shall be greater.

         TWENTY-FIFTH: In the event the Employer terminates its operations in whole or part or moves them in whole or part to another location, more than thirty miles straight-line distance from its present location in Laurelton, New York, all employees who lose their jobs as a direct result of the termination and, in the case of a relocation as above described, employees who cannot accompany their jobs to the new location, shall be entitled to supplemental vacation payments in the amount of one week's pay or proportionate part thereof for each year of employment or proportionate part thereof. The Employer agrees to be solely responsible for all supplemental vacation payments to the extent that such cannot be met out of the Employer's fringe benefit component contributions to the Vacation Fringe Benefit Fund, which contributions initially commenced effective November 10, 1973.

         TWENTY-SIXTH: All employees who have been employed for twelve months or longer as of the start of any contract year, shall be entitled to five (5) days of paid sick leave during such contract year.

                        Newly hired employees, and employees employed for less than twelve months as of the start of any contract year shall not be entitled to any paid sick leave during the first six months of their employment. After six months, but less than eight months of employment, such employees shall be entitled to one (1) day of paid sick leave. After eight months but less than ten months of employment, such employees shall be entitled to one additional day of paid sick leave. After ten months, but less than twelve months of employment, such employees shall be entitled to one additional day of paid sick leave. After twelve months of employment, such employees shall be entitled to five (5) days of sick leave minus any days of sick leave utilized during the current contract year. Thereafter, all such employees shall receive five days of paid sick leave during each succeeding contract year.

                        All employees shall be reimbursed on the anniversary of this Agreement for all unused sick leave. Such employees shall receive one day's wages for each day of unused sick leave to be paid at the rate of pay effective at the time said sick leave was unused.

                        Employees shall not be required to provide a doctor's note or other substantiating evidence in order to be eligible to receive sick leave pay, provided however, that employees shall telephone the Company as early as practicable, but in no event later than one-half hour prior to the start of the employee's scheduled shift on the first day of any illness to advise the Company concerning the absence and its anticipated length. Failure to so notify the Company may result in a disallowance of sick pay.

                        The foregoing notwithstanding, the Employer may require a doctor's note in the event an employee claims more than three (3) consecutive days of paid sick leave. The Employer may also require employees absent for three (3) consecutive days or more as a result of illness to provide a certificate of fitness to return to work.

         TWENTY-SEVENTH: On November 10, 2002, and at the expiration of each annual period thereafter, the Union shall have the right to reopen the contract in order to renegotiate wages and other benefits for all employees. Should the parties fail to agree, the Union shall have the right to submit any unresolved issues to arbitration in accordance with the provisions of Paragraph Sixteenth hereof. Alternatively, the Union shall have the right to terminate this Agreement and may thereafter engage in a strike or similar concerted work stoppage.

                        The right to reopen shall not be waived by failure to give notice under this clause and any agreement reached following such reopening, no matter when had, shall be retroactive to November 10, 2002.

         TWENTY-EIGHTH: This Agreement shall become effective as of November 10, 1999 and shall remain operative and binding upon the parties thereto, their heirs, successors, assignees, administrators, and trustees in bankruptcy up to and including November 9, 2002, and shall automatically continue thereafter for annual periods, and may terminate by one party giving the other at least sixty days' notice by registered mail prior to any expiration period of its intention to terminate this Agreement.

         IN WITNESS WHEREOF, the parties hereto have hereunto set their hands this 10th day of December, 1999.

DRUG, CHEMICAL, COSMETIC, PLASTICS
AND AFFILIATED INDUSTRIES WAREHOUSE
EMPLOYEES LOCAL 815, AFFILIATED WITH
THE INTERNATIONAL BROTHERHOOD OF
TEAMSTERS

By: /s/ Ben Camadeco
   -------------------------------------
   Ben Camadeco, Secretary-Treasurer/CEO

By: /s/ Larry Plotnick
   -------------------------------------
    Larry Plotnick, President




EON LABS MANUFACTURING, INC.

By: /s/ William F. Holt    VP Finance
   ----------------------------------
   Employer                     Title

                          EON LABS MANUFACTURING, INC.

                                  SCHEDULE "A"

Excluded Employee:

Frank S. Mellone

If the foregoing conforms with your understanding, please sign below where indicated.

ACCEPTED AND APPROVED:
Drug, Chemical, Cosmetic, Plastics
and Affiliated Industries Warehouse
Employees Local 815, Affiliated with
the International Brotherhood of
Teamsters

By: /s/ Ben Camadeco
   -------------------------------------
   Ben Camadeco, Secretary-Treasurer/CEO

By: /s/ Larry Plotnick
   -------------------------------------
    Larry Plotnick, President




ACCEPTED AND APPROVED:
Eon Labs Manufacturing, Inc.


By: /s/ William F. Holt    VP Finance
   ----------------------------------
   Employer                     Title

[TEAMSTERS UNION LOGO]

                               LOCAL UNION NO. 815
 DRUG, CHEMICAL, COSMETIC, PLASTICS AND AFFLIATED INDUSTRIES WAREHOUSE EMPLOYEES

                               AFFILIATED WITH THE
                   INTERNATIONAL BROTHERHOOD OF TEAMSTERS

GENERAL OFFICE: 467 SYLVAN AVENUE       ENGLEWOOD CLIFFS, NEW JERSEY 07632
                                        PHONE: (201) 567-5552
                                               (212) 695-3985


                                                      November 10, 1999

Eon Labs Manufacturing, Inc.
227-15 North Conduit Avenue
Laurelton, Now York 11413

Gentlemen:

This is to confirm our understanding that, except as required by applicable law, the Employer will not be required to make a contribution to the Union Mutual Fund or to the Allied Welfare Fund on behalf of any employee for any week for which such employee receives no pay.

ACCEPTED AND APPROVED:
Drug, Chemical, Cosmetic, Plastics
and Affiliated Industries Warehouse
Employees Local 815, Affiliated with
the International Brotherhood of
Teamsters

By: /s/ Ben Camadeco
   -------------------------------------
   Ben Camadeco, Secretary-Treasurer/CEO

By: /s/ Larry Plotnick
   -------------------------------------
    Larry Plotnick, President




ACCEPTED AND APPROVED:
Eon Labs Manufacturing, Inc.


By: /s/ William F. Holt    VP Finance
   ----------------------------------
   Employer                     Title

[TEAMSTERS UNION LOGO]

                               LOCAL UNION NO. 815
 DRUG, CHEMICAL, COSMETIC, PLASTICS AND AFFLIATED INDUSTRIES WAREHOUSE EMPLOYEES

                               AFFILIATED WITH THE
                   INTERNATIONAL BROTHERHOOD OF TEAMSTERS

GENERAL OFFICE: 467 SYLVAN AVENUE       ENGLEWOOD CLIFFS, NEW JERSEY 07632
                                        PHONE: (201) 567-5552
                                               (212) 695-3985


                                                      November 10, 1999

Eon Labs Manufacturing, Inc.
227-15 North Conduit Avenue
Laurelton, New York 11413

Gentlemen:

You are hereby notified that the Union has no interest in inspecting or utilizing your books, records or other data for any purpose other than the computation of welfare and pension payments, and will not seek to inspect any records other than those immediately necessary for computation.

If the following conforms with your understanding, please sign below where indicated.

ACCEPTED AND APPROVED:
Drug, Chemical, Cosmetic, Plastics
and Affiliated Industries Warehouse
Employees Local 815, Affiliated with
the International Brotherhood of
Teamsters

By: /s/ Ben Camadeco
   -------------------------------------
   Ben Camadeco, Secretary-Treasurer/CEO

By: /s/ Larry Plotnick
   -------------------------------------
    Larry Plotnick, President




ACCEPTED AND APPROVED:
Eon Labs Manufacturing, Inc.


By: /s/ William F. Holt    VP Finance
   ----------------------------------
   Employer                     Title

[TEAMSTERS UNION LOGO]

                               LOCAL UNION NO. 815
 DRUG, CHEMICAL, COSMETIC, PLASTICS AND AFFLIATED INDUSTRIES WAREHOUSE EMPLOYEES

                               AFFILIATED WITH THE
                   INTERNATIONAL BROTHERHOOD OF TEAMSTERS

GENERAL OFFICE: 467 SYLVAN AVENUE       ENGLEWOOD CLIFFS, NEW JERSEY 07632
                                        PHONE: (201) 567-5552
                                               (212) 695-3985


                                                      November 10, 1999

Eon Labs Manufacturing, Inc.
227-15 North Conduit Avenue
Laurelton, New York 11413

Gentlemen:

This is to confirm our understanding that the Employer agrees that insofar as is practicable except as provided in Collective Bargaining Agreement Articles EIGHTH and NINTH, the least-senior employee will be utilized first in the event that it is necessary to transfer employees temporarily from one job to another.

ACCEPTED AND APPROVED:
Drug, Chemical, Cosmetics, Plastics
and Affiliated Warehouse Employees
Local 815, Affiliated with the
International Brotherhood of Teamsters

By: /s/ Ben Camadeco
   -------------------------------------
   Ben Camadeco, Secretary-Treasurer/CEO

By: /s/ Larry Plotnick
   -------------------------------------
    Larry Plotnick, President




ACCEPTED AND APPROVED:
Eon Labs Manufacturing, Inc.


By: /s/ William F. Holt    VP Finance
   ----------------------------------
   Employer                     Title